SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549
                             ____________________
                                   FORM 8-K

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(D) OF THE
                       SECURITIES EXCHANGE ACT OF 1934

Date of report (date of earliest event reported):  September 13, 2000

                             TELULAR CORPORATION
            (Exact Name of Registrant as Specified in Its Charter)

             Delaware              0-23212              36-3885440
          (State or Other        (Commission         (I.R.S. Employer
          Jurisdiction of        File Number)     Identification Number)
          Incorporation)


         647 North Lakeview Parkway, Vernon Hills, Illinois      60061
              (Address of Principal Executive Offices)         (Zip Code)

                           (847) 247-9400
        (Registrant's Telephone Number, Including Area Code)




Item 5.  Other Events.
         On September 26, 2000, Telular Corporation ("Telular") announced that it had entered into an agreement for the sale of wireless products to be distributed in Mexico by BrightStar Corporation. Under the terms of the agreement among Telular, Radiomovil DIPSA, S.A. de C.V. ("TelCel"), and BrightStar de Mexico S.A. de C.V., Telular will manufacture and sell its Phonecell SX4D TDMA-800 Deskphone (the "Deskphone") and will receive a total contract price of $67.5 million.

         Delivery is projected to be made at various dates during the period beginning in November 2000 and ending in October 2001.

         Telular expects to be paid in United States dollars in advance, upon presentation of appropriate shipping documentation, for each shipment of the Deskphones.

         The Deskphone represents Telular Corporation's most advanced fixed wireless terminal product designed to operate on the Time Division Multiple Access digital standard, and incorporates Telular Corporation's latest product innovations, including platform miniaturization and feature enhancements.

         TelCel is the leading cellular operator in Mexico, with 8.1 million subscribers nationwide and a 70 percent share of the Mexican wireless market.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (c)  Exhibits

         10.1. Agreement for the Purchase of Telular Fixed Telephony Digital Cellular Telephones dated as of September 13, 2000, among Telular Corporation, Radiomovil DIPSA, S.A. de C.V. and (A.C.) BrightStar de Mexico S.A. de C.V. *

         99.1 Press Release issued by Telular Corporation dated September 26, 2000.

         * Certain portions of this exhibit have been omitted and filed separately with the United States Securities and Exchange Commission pursuant to a request for confidential treatment.

                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  October 12, 2000

                                            TELULAR CORPORATION


                                            /s/ JEFFREY L. HERRMANN
                                            -----------------------
                                            Jeffrey L. Herrmann
                                            Executive Vice President and
                                            Chief Operating Officer


Exhibit Index

Sequential
Exhibit
Number                  Document Name

10.1                    Agreement for the Purchase of
                        Telular Fixed Telephony Digital
                        Cellular Telephones dated as of
                        September 13, 2000, among Telular
                        Corporation, Radiomovil DIPSA,
                        S.A. de C.V., and BrightStar de
                        Mexico S.A. de C.V.*

99.1                    Press Release dated September 26, 2000


*Certain portions of this exhibit have been omitted and filed separately with the United States Securities and Exchange Commission pursuant to a request for confidential treatment.